Virtus ETF Trust II

Virtus AlphaSimplex Managed Futures ETF (the “Fund”)

Supplement dated September 16, 2025, to the Summary and Statutory Prospectuses, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective September 16, 2025, Tansu Demirbilek was added as a portfolio manager of the Fund.

The disclosure under “MANAGEMENT OF THE FUND – Portfolio Managers” in the Fund’s summary and statutory prospectuses is hereby replaced in its entirety with the following:

The following employees of AlphaSimplex are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Alexander D. Healy (since May 2024), Kathryn M. Kaminski (since May 2024); and Tansu Demirbilek (since September 2025).

The portfolio manager biographies on page 19 of the Fund’s statutory prospectus are hereby amended by adding the following for Mr. Demirbilek.

●             Tansu Demirbilek. Mr. Demirbilek joined AlphaSimplex in 2025 and currently serves as Senior Research Scientist. Mr. Demirbilek has served as co-portfolio manager of the Fund since September 2025. Prior to joining AlphaSimplex, he was a systematic portfolio manager at Brevan Howard, focusing on systematic global macro. He also served as managing director of research and head of systematic macro team at Campbell and Company. Mr. Demirbilek earned a B.Sc. in Electrical Engineering from Orta Doğu Teknik Üniversitesi (Middle East Technical University) and a M.Sc. in Electrical Engineering from The Ohio State University. He also earned a M.B.A. from Babson College and a Masters in Finance in Quantitative Finance from the London Business School.

Investors should retain this supplement with the Prospectuses for future reference.